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                                                                   Exhibit 10.1

                      FOURTH AMENDMENT TO CREDIT AGREEMENT;
                        MODIFICATION TO THIRD AMENDMENT;
                   AND THIRD AMENDMENT TO US PLEDGE AGREEMENT

            FOURTH AMENDMENT TO CREDIT AGREEMENT; MODIFICATION TO THIRD AMENDMENT; AND THIRD AMENDMENT TO US PLEDGE AGREEMENT (this "Amendment"), dated as of April 24, 2001, among THE ALPINE GROUP, INC. (the "Borrower"), the lenders party to the Credit Agreement referred to below (the "Lenders"), FLEET NATIONAL BANK (formerly known as Fleet Bank, N.A.), as Syndication Agent (the "Syndication Agent"), BANK OF AMERICA, N.A., as Documentation Agent (the "Documentation Agent"), and BANKERS TRUST COMPANY ("BTCo"), as Administrative Agent (in such capacity, the "Administrative Agent"). All capitalized terms used herein and not otherwise defined shall have the respective meanings provided such terms in the Credit Agreement referred to below.

                              W I T N E S S E T H :
                              - - - - - - - - - -


            WHEREAS, the Borrower, the Lenders, the Documentation Agent, the Syndication Agent and the Administrative Agent are parties to a Credit Agreement, dated as of November 23, 1999 (as amended, modified or supplemented through, but not including, the date hereof, the "Credit Agreement");

            WHEREAS, the Borrower and BTCo, as Pledgee, are parties to a US Pledge Agreement, dated as of November 23, 1999 (as amended, modified or supplemented through, but not including, the date hereof, the "US Pledge Agreement"); and

            WHEREAS, subject to the terms and conditions of this Amendment, the parties hereto wish to amend the Credit Agreement and the US Pledge Agreement as follows;

            NOW, THEREFORE, it is agreed:

            1. Notwithstanding anything to the contrary contained in Section 1 or 2 of the Credit Agreement, or in any other provision of the Credit Agreement or any other Credit Document, it is hereby agreed by the parties hereto that no Revolving Loans or Swingline Loans shall be permitted to be incurred by the Borrower, and no additional Letters of Credit may be issued for the account of the Borrower, pursuant to the Credit Agreement at any time on or after the Fourth Amendment Effective Date.

            2. Section 1(a)(iv) of the Third Amendment is hereby modified by inserting the phrase "(other than any Excluded Default)" immediately after the phrase "no Event of Default" in each of the two places it appears therein.

            3. Section 3.03(b)(i) of the Credit Agreement is hereby amended by
(1) deleting the text "(x) sales of Superior Option Shares or (y)" appearing in said Section 3.03(b)(i)

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and (2) deleting the phrase "Net (Taxes and Sales Commissions) Proceeds"
appearing therein and by inserting the phrase "Net (Sales Commissions) Proceeds" in lieu thereof.

            4. Section 3.03 of the Credit Agreement is hereby further amended by inserting the following new clause (j) immediately following clause (i) of such
Section:

            "(j) In addition to any other mandatory commitment reductions pursuant to this Section 3.03, if on any date occurring on or after the Fourth Amendment Effective Date the Total Commitment (after giving effect to any other reductions thereto on such date) exceeds the aggregate principal amount of Loans and the Letter of Credit Outstandings at such time, then the Total Commitment shall be reduced by an amount equal to such excess."

            5. Section 4.02(e) of the Credit Agreement is hereby amended by deleting the phrase "Net (Taxes and Sales Commissions) Proceeds" appearing therein and by inserting the phrase "Net (Sales Commissions) Proceeds" in lieu thereof.

            6. Section 7.18 of the Credit Agreement is hereby deleted in its entirety and the following new Section 7.18 is inserted in lieu thereof:

            "7.18 SUPERIOR SHARES. From and after the Fourth Amendment Effective Date, 100% of the Superior Shares shall have been pledged (and delivered for pledge) pursuant to the terms of the US Pledge Agreement."

            7. Section 9.06(a) of the Credit Agreement is hereby amended by deleting the phrase "in either such case which would, at the time of any such agreement or after the consummation of any such sale, result in an Event of Default" and inserting in lieu thereof the phrase "if, at the time of any such agreement or sale or immediately after giving effect thereto, any Default pursuant to Section 10.05 or any Event of Default (other than Excluded Defaults which will be cured and cease to exist immediately upon the consummation of the respective such sale) would then exist".

            8. The definitions of "Estimated Tax Amount", "Net (Taxes and Sales Commissions) Proceeds" and "Sales Commissions and Brokerage Fees", in each case appearing in Section 11.01 of the Credit Agreement are hereby amended by inserting the phrase ", Superior Shares" immediately after the phrase "sale of Cookson Shares" appearing in each such definition.

            9. Section 11.01 of the Credit Agreement is hereby further amended by inserting therein the following new definitions in the appropriate alphabetical order:

            "Excluded Default" shall mean any Default or Event of Default existing under Section 9.07 and/or 4.02(c) of this Agreement, if all Defaults and Events of Default existing under said Sections shall be cured and cease to exist (x) in the case of the entering into of any Cookson Derivative Transaction in accordance with the requirements of the Third Amendment, upon the consummation of the respective Cookson Derivative

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      Transaction and the application of the proceeds of the Cookson Facility
      Loans incurred in connection therewith as required by Sections 3.03(b)(ii) and 4.02(f) of this Agreement (so long as the respective application occurs as required by said Sections) or (y) in the case of any sale of Shares pursuant to Section 9.06(a) of this Agreement, upon the consummation of said sale and the application of the proceeds thereof as required by Section 3.03(b)(i) and 4.02(e) of this Agreement (so long as the respective application occurs as required by said Sections).

            "Fourth Amendment Effective Date" shall mean the Fourth Amendment Effective Date under, and as defined in, the Fourth Amendment to Credit Agreement and Third Amendment to US Pledge Agreement, dated as of April 23, 2001.

            "Net (Sales Commissions) Proceeds" shall mean the gross proceeds from each sale of Cookson Shares, Superior Shares or PolyVision Shares, as the case may be, less, in each case, the Sales Commissions and Brokerage Fees related to such sale.

            10. Section 3.1(b) of the US Pledge Agreement is hereby amended by deleting said Section 3.1(b) in its entirety. For the avoidance of doubt, and notwithstanding anything to the contrary contained in the Credit Agreement, the US Pledge Agreement or any other Credit Document, from and after the Fourth Amendment Effective Date, all Superior Shares at any time and from time to time owned by the Borrower (including without limitation all Superior Option Shares) shall be pledged, and delivered for pledge, pursuant to the US Pledge Agreement.

            11. Notwithstanding anything to the contrary contained in the Third Amendment, the Lenders hereby agree that, notwithstanding the existence of one or more Defaults or Events of Default (excluding Defaults and Events of Default pursuant to Section 10.05 of the Credit Agreement), up to 50% of the Cookson Shares owned by the Borrower on the date of this Amendment may be sold pursuant to one or more Cookson Derivative Transactions effected in accordance with the requirements of the Third Amendment (except that one or more Defaults or Events of Default, other than pursuant to Section 10.05 of the Credit Agreement, may be in existence), so long as (x) all requirements as specified in the Third Amendment (other than the requirement that no Event of Default, other than a Default or Event of Default pursuant to Section 10.05 of the Credit Agreement, be in existence) are satisfied in connection with the respective Cookson Derivative Transactions, (y) the respective Cookson Derivative Transactions are for at least 35%, but not more than 50%, of the Cookson Shares owned by the Borrower on the date of this Amendment and (z) the respective Cookson Derivative Transactions are entered into within 14 Business Days after the date of this Amendment. In connection with the foregoing transactions, it is understood and agreed that the mandatory repayments required by Section 4.02(f) of the Credit Agreement, and the mandatory commitment reductions required by Section 3.03(b)(ii) of the Credit Agreement, shall be made in accordance with the provisions of said Sections. In addition, so long as all Defaults and all Events of Default (other than the notice required pursuant to Section 8.01(g)(i) of the Credit Agreement in respect of the Defaults and Events of Default described in the Notice Letter (as defined below), which notice shall not be required if the cure with respect to all other Defaults and Events of Default described in the Notice Letter is effected within the time period described below) described in that certain letter from the Administrative Agent to the Borrower dated April 20, 2001 (such letter, the "Notice

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Letter") are cured within 14 Business Days following the date of this Amendment, the Lenders hereby agree to waive all such Defaults and Events of Default at such time.

            12. For purposes of Sections 1.06 and 1.09 of the Credit Agreement, the Required Lenders hereby specifically agree that, during the period of 14 Business Days immediately following the date of this Amendment, so long as the only Events of Default in existence are those specified in the Notice Letter,
(x) Base Rate Loans may be converted into Eurodollar Loans in accordance with the provisions of Section 1.06 and (y) Interest Periods may be selected for Eurodollar Loans pursuant to Section 1.09. The agreements set forth in this paragraph shall not be applicable at any time after the 14th Business Day following the date of this Amendment.

            13. In consideration of the agreements of the Lenders contained in this Amendment, the Borrower hereby agrees that, promptly following the occurrence of the Fourth Amendment Effective Date, it shall enter into security documentation prepared by counsel to, and in form and substance reasonably satisfactory to, the Administrative Agent pursuant to which the Borrower shall grant to the Collateral Agent for the benefit of the Lenders a security interest in all rights (including without limitation all contract rights) of the Borrower pursuant to any Cookson Derivative Transactions at any time and from time to time entered into by the Borrower. In connection with the foregoing actions, the Borrower shall take such actions as may be requested by the Collateral Agent, the Administrative Agent or the Required Lenders to perfect the security interests of the Collateral Agent therein.

            14. In order to induce the Lenders to enter into this Amendment, the Borrower hereby represents and warrants that except for the Defaults and Events of Default specified in the Notice Letter (i) the representations, warranties and agreements contained in Section 7 of the Credit Agreement are true and correct in all material respects on and as of the date hereof, both before and after giving effect to this Amendment (except with respect to any representations and warranties limited by their terms to a specific date hereof, which shall be true and correct in all material respects as of such date) and
(ii) there exists no Default or Event of Default on and as of the date hereof, both before and after giving effect to this Amendment.

            15. This Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or other Credit Document.

            16. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the Borrower and the Administrative Agent.

            17. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

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            18. This Amendment shall become effective on the date (the "Fourth
Amendment Effective Date") when the Borrower, the Administrative Agent, the Collateral Agent and the Required Lenders shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of facsimile) the same to the Administrative Agent at the Notice Office.

            19. From and after the Fourth Amendment Effective Date, all references in the Credit Agreement and the other Credit Documents to the Credit Agreement and the US Pledge Agreement shall be deemed to be references to the Credit Agreement and the US Pledge Agreement as modified hereby. The parties hereto hereby ratify the provisions of the Credit Agreement and related Credit Documents, as modified by the First Amendment and Waiver dated as of November 1, 2000, the Second Amendment (as defined in the Credit Agreement) and the Third Amendment (as defined in the Credit Agreement), all as further modified by the provisions of this Amendment.


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                                      * * *

            IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Amendment as of the date first above written.

                                          THE ALPINE GROUP, INC.


                                          By:
                                             ---------------------------
                                             Name:
                                             Title:


                                          BANKERS TRUST COMPANY,
                                          Individually and as Administrative
                                          Agent and as Collateral Agent

                                          By:
                                             ------------------------------
                                             Name:
                                             Title:

                                          FLEET NATIONAL BANK, Individually
                                          and as Syndication Agent


                                          By:
                                             ------------------------------
                                             Name:
                                             Title:


                                          BANK OF AMERICA, N.A.,
                                          Individually and as Documentation
                                          Agent

                                          By:
                                             ---------------------------------
                                             Name:
                                             Title:


                                          THE BANK OF NOVA SCOTIA


                                          By:
                                             ---------------------------
                                             Name:
                                             Title: